EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
            RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934
                           AND 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with Amendment No. 1 to the quarterly report of Manchester Technologies, Inc. (the "Company") on Form 10-Q/A for the period ended January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Elan Yaish, Vice President-Finance, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.



Date:   July 5, 2005             /S/ Elan Yaish
                                 ---------------------------------------------
                                 Elan Yaish
                                 Vice President-Finance, Chief Financial Officer
                                  and Principal Accounting Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.